Ohr Pharmaceutical, Inc. 10-Q

Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to 18 U.S.C Section 1350,

As Adopted Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

Not Filed Pursuant to the Securities Exchange Act of 1934

In connection with the Quarterly Report of Ohr Pharmaceutical, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof  (the “Report”), I, Sam Backenroth , Chief Financial Officer, of the Company , certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 11, 2012

/s/ Sam Backenroth
Name: Sam Backenroth
Title: Interim Chief Financial Officer